The AAL Mutual Funds

Supplement to Prospectus Dated July 1, 2002

Relating to

The AAL Equity Income Fund

The information relating to the Portfolio Manager of the AAL Equity Income Fund in the section of the Prospectus captioned "Management, Organization, and Capital Structure" is deleted and replaced with the following paragraph:

The AAL Equity Income Fund is managed by a team of investment professionals from Thrivent Investment Mgt.

The date of this Supplement is June 3, 2003.

Please include this Supplement with your Prospectus.